UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2010

MYR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

Three Continental Towers
1701 Golf Road, Suite 3-1012
Rolling Meadows, IL	60008-4210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 290-1891

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 9, 2010, MYR Group Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2010. The press release is furnished hereto as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)         The following exhibit is being furnished with the current report on Form 8-K.

99.1 Press Release, dated August 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: August 9, 2010	By:	/s/ MARCO A. MARTINEZ
		Name:	Marco A. Martinez
		Title:	Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 9, 2010